UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: March 17, 2025

RIVER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Alabama	333-205986	46-1422125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 Legends Drive Prattville, Alabama	36066
(Address of Principal Executive Offices)	(Zip Code)

(334) 290-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02 Termination of a Material Definitive Agreement

On March 17, 2025, the Federal Deposit Insurance Corporation (“FDIC”) and the Alabama State Banking Department (“ASBD”) terminated the Consent Order, FDIC-23-0127b, issued against River Bank & Trust on March 12, 2024. Notice of termination was received by River Bank & Trust (the “Bank”) on March 18, 2025. As disclosed further in River Financial Corporation’s Form 10-K filed with the SEC on March 11, 2025 under Item 1. Business - Supervision and Regulation - USA Patriot Act, the purpose of the Consent Order was for the Bank to enhance its oversight of the Bank’s Anti-Money Laundering and Countering the Financing of Terrorism (AML/CFT) program under the Bank Secrecy Act. Although the Bank was not required to admit or deny any violations of law, the FDIC and the ASBD concluded that, among other things, the Bank had to (1) revise its written AML/CFT compliance program, (2) conduct risk assessment and review deficiencies in the program and update its risk management procedures, (3) revise its system of internal controls to enhance compliance with the foregoing, (4) undertake additional training programs for employees who assist the Bank in these areas, (5) retain the assistance of a qualified consultant to develop a written analysis and assessment of the Bank’s staffing resources and needs, (6) designate a qualified AML/CFT officer with authority to implement and coordinate the Bank’s day-to-day compliance with AML/CFT regulations, (7) adopt a training program for the Board of Directors, management and staff to enhance compliance with AML/CFT rules and regulations, (8) conduct an independent look-back review of certain accounts and transactions to determine whether suspicious activity was property identified and reported, and (9) submit written progress reports quarterly to the FDIC and ASBD on compliance with the Consent Order.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER FINANCIAL CORPORATION

Date: March 18, 2025	By:	/s/ James M. Stubbs
James M. Stubbs
Chief Executive Officer